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--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              DRUG EMPORIUM, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                           [DRUG EMPORIUM, INC. LOGO]
                              DRUG EMPORIUM, INC.
                            155 Hidden Ravines Drive
                               Powell, Ohio 43065
                           Telephone:  (740) 548-7080

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               ------------------

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Drug Emporium, Inc., a Delaware corporation (the "Company"), will be held at the Company corporate offices at 155 Hidden Ravines Drive, Powell, Ohio, on the 23rd day of June, 1999, at 9:00 a.m. Eastern Daylight Savings Time, for the following purposes:

     1. To elect three (3) Class One directors to the Board of Directors for terms of three (3) years and until their successors are elected and qualified;

     2. To consider and vote upon a proposal to approve the Company's 1999 Stock Incentive Plan;

     3. To approve and ratify the appointment of Ernst & Young as independent auditors for the fiscal year ending February 26, 2000; and

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 26, 1999 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The stock transfer books will not be closed.

     The Proxy Statement, Proxy and the Annual Report of the Company for the fiscal year ended February 27, 1999 are being mailed with this Notice of Annual Meeting of Stockholders.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          JANE H. LAGUSCH, Secretary
Powell, Ohio
May 21, 1999

                                   IMPORTANT
PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY

                           [DRUG EMPORIUM, INC. LOGO]
                              DRUG EMPORIUM, INC.
                            155 Hidden Ravines Drive
                               Powell, Ohio 43065
                           Telephone:  (740) 548-7080

                           --------------------------

                                PROXY STATEMENT
                           --------------------------

     The accompanying Proxy is solicited by the Board of Directors of Drug Emporium, Inc. (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 23, 1999, at 9:00 a.m. Eastern Daylight Savings Time, at the Company's corporate offices at 155 Hidden Ravines Drive, Powell, Ohio, or at any adjournments thereof. When the Proxy is properly executed and returned to the Company, the shares it represents will be voted at the Annual Meeting in accordance with the directions noted thereon or, if no direction is indicated, such shares will be voted in favor of proposals 1, 2 and 3 as set forth in the Notice of Annual Meeting of Stockholders attached hereto. Any stockholder may revoke his or her Proxy at any time before it is voted by executing and delivering a later Proxy or notice of revocation to the Secretary of the Company at the Company's principal office, or by giving notice of revocation or voting in person at the Annual Meeting.

     Only stockholders of record at the close of business on April 26, 1999 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     The Company has outstanding only common stock (the "Common Stock"), of which 13,185,785 shares were issued and outstanding at the close of business on April 26, 1999. Each outstanding share of Common Stock is entitled to one vote.

     This Proxy Statement, together with the Notice of Annual Meeting of Stockholders, Proxy and Annual Report of the Company was first mailed to stockholders on or about May 21, 1999. Stockholders are referred to the Annual Report for financial and other information concerning the activities of the Company. The Annual Report is not incorporated by reference into this Proxy Statement and is not deemed a part hereof.

                             ELECTION OF DIRECTORS

GENERAL

     The Bylaws of the Company provide for a Board of Directors composed of three to fifteen directors, with a seven member board unless otherwise fixed by the directors. The term of office of each present Class One director will expire on the day of the Annual Meeting upon election of his successor.

     The Restated Certificate of Incorporation of the Company designates three classes of directors, with each class serving a term of three years. Three persons will stand for election at this Annual Meeting as Class One directors:
Robert W. McCurdy, Walter E. Sinterman and Wesley C. Wright. Directors are elected by a plurality of the votes cast at the meeting; the three individuals who receive the largest number of votes cast will be elected as directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED HEREIN.

     Unless otherwise directed, the proxyholders will vote the Proxies received by them FOR the election of the nominees set forth in the table below for terms of three years, and until their successors are duly elected and qualified. Although the Board of Directors has no reason to believe that any of the nominees will decline or be unavailable to serve as a director, should that occur before the Annual Meeting, the Proxies will be voted by the proxyholders for such other person or persons as may be designated by the present Board of Directors unless the Board of Directors in its discretion adopts a resolution reducing the number of directors.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

     The following information was supplied to the Company by the listed nominees and continuing directors of the Company and is current as of April 26, 1999. The Common Stock ownership information includes current stockholdings plus shares which the listed individuals have the right to acquire within 60 days of April 26, 1999.

                                    NOMINEES

                                                                                FIRST YEAR      COMMON STOCK
                                                                                 ELECTED        BENEFICIALLY      PERCENT
            NAME                AGE             PRINCIPAL OCCUPATION             DIRECTOR          OWNED         OF CLASS
            ----                ---             --------------------            ----------      ------------     --------
CLASS ONE:
  TERM EXPIRES 2002:
Robert W. McCurdy, R.Ph         56      Assistant to the Dean Raabe College     1999(1)                  0
                                          of Pharmacy - Ohio Northern
                                          University
Walter E. Sinterman             80      President of Sinco, Inc.                1983               598,103(2)       4.5%
Wesley C. Wright                52      President, Wright Management            1997                     0            *
                                          Consultants

                              CONTINUING DIRECTORS
CLASS TWO:
  TERM EXPIRES 2000:
Donald B. Hayes                 67      Chairman of Mainbank, NA and Chairman   1999(3)             40,000(4)         *
                                          and CEO of Mainbancorp, Inc.
David L. Kriegel                53      Chairman, President and Chief           1983             1,565,978(5)      11.4%
                                          Executive Officer of the Company

CLASS THREE: TERM EXPIRES
  2001:
John J. Havlicek                59      Co-owner of Havlicek Fliescher          1998(6)                  0
                                          Enterprises
William L. Sweet, Jr.           51      Partner; Beckman Lawson, LLP            1993                20,000            *

---------------

 *

(1) Dr. McCurdy was appointed by the Board of Directors on April 21, 1999 to fill a vacancy.

(2) The number of shares beneficially owned by Mr. Sinterman includes 312,610 shares owned by his wife and 1,629 shares that would result upon conversion of $25,000 in principal amount of the Company's Debentures.

(3) Mr. Hayes was appointed by the Board of Directors on April 21, 1999 to fill a vacancy.

(4) The number of shares beneficially owned by Mr. Hayes includes 20,000 shares owned by his wife.

(5) The number of shares beneficially owned by Mr. Kriegel includes 246,660 shares held by Kriegel Holding Company, Inc. and 579,178 shares which are the subject of options exercisable within 60 days.

(6) Mr. Havlicek was appointed by the Board of Directors on September 23, 1998 to fill a vacancy.
                               ------------------
ROBERT W. MCCURDY, R.PH.

     Dr. McCurdy is the Assistant to the Dean, Raabe College of Pharmacy - Ohio Northern University. Previously Dr. McCurdy was associated in various capacities with Phar-Mor, Inc. from 1984 to 1996, most recently as Vice President of Pharmacy. Dr McCurdy is a licensed pharmacist.

WALTER E. SINTERMAN

     Mr. Sinterman is a private investor and President of Sinco, Inc., a consulting company.

WESLEY C. WRIGHT

     Mr. Wright is President of Wright Management Consultants and a Managing Partner of Diversified Retail Solutions, both retail advisory companies. Prior to 1996 Mr. Wright was associated with Wal-Mart Stores, Inc. for 20 years in various management positions, most recently as Senior Vice President of Store Operations.

DONALD B. HAYES

     Mr. Hayes is the Chairman and Chief Executive Officer of Mainbancorp, Inc. of Austin, Texas and Chairman of Mainbank, NA of Dallas, Texas. From 1990 to 1996 Mr. Hayes was Chairman and Chief Executive Officer of BancWest Bancorp, Inc. and Chairman and Chief Executive Officer of The Bank of the West.

DAVID L. KRIEGEL

     Mr. Kriegel is Chairman, Chief Executive Officer and President of the Company. Mr. Kriegel is Chairman and Chief Executive Officer of Kriegel Holding Company, Inc., a privately owned corporation dealing with real estate and distribution. Mr. Kriegel is a member of the Board of Directors of TeleSpectrum Worldwide, Inc., a publicly held company. Mr. Kriegel is an Advisory Board member of Bank One, Ohio and a member of the Board of Trustees for Ohio Northern University, Ada, Ohio.

JOHN J. HAVLICEK

     Mr. Havlicek is a private investor and the co-owner of Havlicek Fliescher Enterprises, a franchise of Wendy's International, Inc. in Weston, Massachusetts.

WILLIAM L. SWEET, JR.

     Mr. Sweet is an attorney and partner in the law firm of Beckman Lawson, LLP in Fort Wayne, Indiana.

MEETINGS AND COMMITTEES OF THE BOARD; DIRECTOR FEES AND PAYMENTS

     The Board of Directors, pursuant to its powers, has designated a Compensation Committee (which also serves as the Stock Option Committee), an Audit Committee, an Executive Committee and a Nominating Committee. The Board of Directors held four regularly scheduled meetings and two telephonic meeting during the year ended February 27, 1999. Each member of the Board attended at least 75% of the aggregate number of meetings of the Board and the number of meetings held by all committees of the Board on which he served.

     The Compensation Committee is responsible for making recommendations to the Board of Directors regarding salaries and bonuses to be paid to Company executive officers. In addition, the Compensation Committee has responsibility for administering the Company's stock option plans. During the year ended February 27, 1999, this committee held one meeting. Messrs. Sinterman and Sweet are presently members of this committee.

     The Audit Committee is responsible for reviewing the plan of audit and scope of the independent auditor's examination, meeting with the independent auditors to review internal controls, reviewing the scope of internal audit procedures and reviewing the annual financial statements and reporting thereon to the Board of Directors. The Audit Committee also makes recommendations to the Board of Directors regarding the selection of the Company's independent auditors. During the year ended February 27, 1999, the committee held two meetings. Messrs. Hayes, Wright and Dr. McCurdy are presently members of this committee.

     The Executive Committee works with management regarding the Company's strategic planning and reviews leases and proposed capital expenditures. Messrs. Kriegel and Havlicek are presently members of this committee. The committee held no meetings during the last fiscal year.

     The Nominating Committee is responsible for reviewing and recommending candidates to stand for election as board members and to recommend candidates to fill board vacancies. Messrs. Sinterman and Sweet are presently members of this committee. The committee held no meetings during the last fiscal year.

     Directors who are not Company officers are paid an annual fee of $16,000 plus expenses. In addition, such directors receive a fee of $1,000 for each committee meeting attended.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to each person known to the Company to be the beneficial owner of more than five percent of the issued and outstanding Common Stock of the Company as of April 26, 1999 and the stock ownership of the executive officers of the Company named in the Summary Compensation Table set forth below. Information regarding stock ownership of nominees and continuing directors is set forth under "Information Regarding Nominees and Continuing Directors." The Common Stock ownership and percentage information includes current shareholdings as of April 26, 1999 (unless otherwise noted) plus shares eligible for purchase within 60 days pursuant to exercisable stock options and shares available upon conversion of the Company's Debentures.

                                                                        PERCENT OF
              NAME AND ADDRESS OF                  NUMBER OF SHARES    OUTSTANDING
                BENEFICIAL OWNER                  BENEFICIALLY OWNED   COMMON STOCK
              -------------------                 ------------------   ------------

David L. Kriegel................................      1,565,978(1)         11.4%
  155 Hidden Ravines Drive
  Powell, OH 43065

John B. Gerlach Trust...........................      1,248,000             9.5%
  37 West Broad Street
  Columbus, OH 43215

Benson Associates, LLC..........................      1,144,325(2)          8.7%
  111 SW Fifth Ave
  Suite 2130
  Portland, OR 97204

U.S. Bancorp....................................      1,120,282(3)          8.5%
  601 2nd Ave. South
  Minneapolis, MN 55402

Dimensional Fund Advisors Inc...................        851,300(4)          6.5%
  1299 Ocean Ave
  Santa Monica, CA 90401

A. Joel Arnold..................................         31,450(5)            *

Thomas H. Ziemke................................         26,884(6)            *

Michael P. Leach................................          2,907(7)            *

Continuing directors, nominees
  and executive officers as
  a group (10 persons)..........................      2,285,322            16.5%

---------------

  * Less than one percent.

(1) The number of shares owned by Mr. Kriegel includes 246,660 shares held by the Kriegel Holding Company, Inc. and 579,178 shares subject to options exercisable within 60 days.

(2) Based on a Schedule 13G dated February 12, 1999 by Benson Associates, Inc. reporting 1,144,325 shares held.

(3) Based on a Schedule 13G dated February 11, 1999 filed by U.S. Bancorp reporting 1,120,282 shares held by a subsidiary, U.S. Bank National Association.

(4) Based on a Schedule 13G dated February 12, 1999 filed by Dimensional Fund Advisors Inc. reporting 851,300 shares held.

(5) The number of shares owned by Mr. Arnold includes 31,450 shares subject to options exercisable in 60 days.

(6) The number of shares owned by Mr. Ziemke includes 5,500 shares which are subject to options exercisable within 60 days.

(7) The number of shares owned by Mr. Leach includes 2,900 shares which are subject to options exercisable within 60 days.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended February 27, 1999 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

REMUNERATION OF EXECUTIVE OFFICERS

     The following table sets forth as to the Chief Executive Officer and the most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 for the last fiscal year information concerning all forms of compensation paid or payable by the Company for services in all capacities for the fiscal years indicated:

                           SUMMARY COMPENSATION TABLE

                                                                       LONG TERM
                                                                  COMPENSATION AWARDS
                                         ANNUAL COMPENSATION     ---------------------
      NAME AND PRINCIPAL               -----------------------   SECURITIES UNDERLYING
           POSITION              YEAR  SALARY($)   BONUS($)(1)      OPTIONS/SARS(#)
      ------------------         ----  ---------   -----------   ---------------------
David L. Kriegel                 1999   400,000      150,000                -0-
President & CEO                  1998   350,000      197,291(2)             -0-
                                 1997   350,000       57,291(2)          70,000

A. Joel Arnold                   1999   200,000          -0-                -0-
Sr. Vice President               1998   200,000       30,000                -0-
                                 1997   176,212       35,000             10,000

                                                                       LONG TERM
                                                                  COMPENSATION AWARDS
                                         ANNUAL COMPENSATION     ---------------------
      NAME AND PRINCIPAL               -----------------------   SECURITIES UNDERLYING
           POSITION              YEAR  SALARY($)   BONUS($)(1)      OPTIONS/SARS(#)
      ------------------         ----  ---------   -----------   ---------------------
Thomas H. Ziemke(3)              1999   180,000       10,000(5)          35,000
Senior Vice President

Michael P. Leach(4)              1999    82,846       36,455(5)          19,000
Chief Financial Officer

---------------

(1) A bonus program in which executive officers may participate requires each executive officer to submit management objectives which he or she intends to fulfill during the fiscal year. The objectives are reviewed and approved by the Chief Executive Officer. Bonuses are subjectively determined based on amounts available and evaluation of performance based upon agreed upon management objectives. The maximum bonus achievable is 50% of base compensation. Participation of Company executive officers in the bonus plan is at the discretion of the Compensation Committee and the Chief Executive Officer.

(2) The Board of Directors approved a payment of $171,875 to be made in equal installments over three years beginning March 1, 1995 to compensate Mr. Kriegel for a stock option pricing discrepancy. The final payment of $57,291 was made in fiscal 1998.

(3) Mr. Ziemke was appointed a Senior Vice President on March 1, 1998.

(4) Mr. Leach was appointed Chief Financial Officer on May 13, 1998 and Treasurer on June 24, 1998.

(5) Bonus paid in fiscal 1999 for performance in fiscal 1998.

STOCK OPTION VALUES AND EXERCISES

     The following table provides information regarding the fiscal year end value of unexercised options for the individuals named in the Summary Compensation Table. No stock options were exercised by the named executive officers during the 1999 fiscal year.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                 NUMBER OF SECURITIES
                                UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                   OPTIONS/SARS FOR            MONEY OPTIONS/SARS FOR
                                     YEAR END (#)                   YEAR END ($)
                              ---------------------------   -----------------------------
            NAME              EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
            ----              -----------   -------------   -----------    -------------
David L. Kriegel............    579,178        20,822        $1,112,102       $37,543
A. Joel Arnold..............     31,450        13,550        $  126,446       $31,130
Thomas H. Ziemke............      5,500        31,500        $    7,953       $73,821
Michael P. Leach............      2,900        17,100        $    6,016       $40,074

EMPLOYMENT AGREEMENTS

     The Company entered into an Employment Agreement with David L. Kriegel dated as of March 11, 1993, as amended. Pursuant to the terms of this agreement, Mr. Kriegel has agreed to perform the duties of

Chief Executive Officer for an annual minimum salary of $275,000 with an annual bonus in an amount up to 100% of salary as determined by the Board of Directors. Mr. Kriegel has also received nonqualified stock options to purchase 500,000 shares of Company Common Stock. Mr. Kriegel is also entitled to such employee benefits as are available for senior members of management. The employment agreement may be terminated at any time by the Board of Directors and may be terminated by Mr. Kriegel upon 60 days' notice. The Agreement provides that if Mr. Kriegel is terminated without cause, as defined in the agreement, or if he dies or is permanently disabled, his salary will be continued for one year. Mr. Kriegel's salary for fiscal 2000 has been set at $400,000.

     Pursuant to an amendment to Mr. Kriegel's Agreement and an Employment Security Agreement with Mr. Arnold dated December 2, 1997, each of the officers is entitled to certain payments in the event of a "change of control." A change of control means either the ownership of 50% of the Company Common Stock by a person or group of persons not Directors of the Company as of the date of the Agreement, or the occurrence of both (i) the ownership of 20% of the Company Common Stock by a person or group of persons not Directors of the Company as of the date of the Agreement; and (ii) a majority of the persons acting as Directors at the date of the Agreement or their designees no longer constituting a majority of the Board.

     The payments due to the officers upon a change of control and the officers leaving the employ of the Company, other than for cause, are cash payments equal to the past three years salary and bonus for Mr. Kriegel and two years salary and bonus for Mr. Arnold, continuation of employee benefits for 36 months for Mr. Kriegel and 24 months for Mr. Arnold, and additional retirement benefits computed as though the officer were an employee for three additional years for Mr. Kriegel and two additional years for Mr. Arnold. However, in no event can the aggregate present value of the payments to Mr. Kriegel exceed an amount equal to three times the aggregate present value of his base amount, calculated in accordance with sec.280G of the Internal Revenue Code, multiplied by 99%.

     Mr. Kriegel's rights to payment in the event of a change of control continue for one year after such event; Mr. Arnold's rights continue for two years after such event. The right to payment for Mr. Arnold will terminate upon his termination by the Company for cause or voluntary resignation and the right to payment for Mr. Kriegel terminates upon his termination for cause as Chairman and Chief Executive Officer of the Company by the Board of Directors.

     Mr. Leach has entered into a Severance Compensation letter pursuant to which upon a change of control he will receive a cash payment equal to twice his salary and continuation of medical coverage for 12 months.

     Mr. Kriegel has also entered into a Consulting Agreement with the Company which provides that upon termination of Mr. Kriegel's employment due to a change of control, he shall provide consulting services to the Company for one year and receive a consulting fee of $150,000.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The compensation program for the executive officers of the Company is the responsibility of the Compensation Committee composed of two members of the Board of Directors: Messrs. Sinterman and Sweet. Compensation for executive officers is recommended by the Chief Executive Officer and reviewed by the Compensation Committee, which passes its recommendations to the full Board of Directors for approval. The Chief Executive Officer's compensation is determined by the Compensation Committee based in part on his Employment Agreement, which provides for a base salary of $275,000.

     The Company's primary objective in the area of compensation is to provide a compensation program that will attract, retain, motivate and reward executives with the experience and capabilities of providing outstanding leadership to the Company's employees and excellent returns for the Company's stockholders. The key components of the compensation program, which are evaluated annually, include base salary, bonus opportunities and longer term equity incentives such as stock options. The Company believes its compensation package provides incentives for causing both short term and long term improvement in the Company's earnings, cash flow and net return on equity. The Committee currently does not believe that the tax laws relating to deductibility of executive compensation in excess of $1,000,000 will have a material impact on the existing executive compensation. However, the proposed 1999 Stock Incentive Plan is designed so that awards made under that plan will be eligible to meet the tax law requirements for deductibility.

     In determining annual compensation, the same standards are applied to the Chief Executive Officer as to the other executive officers. Salaries are determined by evaluating the scope of responsibilities of the executive's position, experience, recent past performance, length of service, contribution to corporate performance and the development and execution of business strategies. There are no specific defined targets or other criteria which tie corporate performance to executive compensation. Compensation is subjectively measured by individual qualitative measures, with no specific weight given to any particular factor. Meaningful differences in individual performance and contribution to long-term stockholder value are recognized. The salary and cash bonus components are intended to reward short term or long term improvements in the Company's performance attributable to the recent efforts of the officer. Equity based compensation is intended to provide a long-term link between executive performance with a view toward maximization of long term stockholder value and rewards provided to the executives. The Committee intends to work with an outside consultant to develop tools to review and revise the compensation structure to enhance the accomplishment of short-term and long-term goals of the Company.

     For the fiscal year ending February 27, 1999, Mr. Kriegel's salary was set at $400,000. After an analysis of individual quantitative measures the Committee awarded a bonus of $150,000 to the Chief Executive Officer for fiscal 1999. Bonuses for the executive officers are yet to be determined. While the Compensation Committee did not take into consideration compensation paid to executives in peer group retail companies in determining compensation for the Company's executive officers, the Committee notes that the Company's executive officers are generally compensated below the levels paid to peer group executives.

     The Committee will continue to review the elements of the Company's executive compensation program to ensure that the total program, and each element thereof, meets the Company's business objectives and philosophy.

                                          Respectfully submitted,
                                          COMPENSATION COMMITTEE

                                          Walter E. Sinterman
                                          William L. Sweet Jr.

                  COMPARISON OF CUMULATIVE STOCKHOLDER RETURN

     The following graph compares the yearly percentage change in the cumulative stockholder return on the Company's Common Stock since February 28, 1994 as measured against the Center for Research in Securities Prices Total Return Index for the Nasdaq Retail Trade Stock Index and with an index of peer companies. The Company has selected as its index of peer companies the NACDS Peer Group Index of publicly-held chain drug companies. The industry peer group consists of the Company and the following other chain drug companies: CVS, Genovese Drug Stores, Inc., Horizon Pharmacy, Longs Drug Stores, Phar-Mor, Inc., Pharmhouse Corp., Rite Aid Corp. and Walgreen Co. Arbor Drugs, Inc. was deleted from the peer group used in the prior year as a result of being purchased by CVS. The comparison of total return (change in year end stock price plus reinvested dividends) for each of the years assumes that $100 was invested on February 28, 1994 in each of the Company, the Nasdaq Retail Trade Stocks Index, and the Peer Group Index.

     The graph displayed below is presented in accordance with the requirements of the Securities and Exchange Commission. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph in no way reflects the Company's forecast of future financial performance.

                                                      NASDAQ RETAIL                NACDS PEER                 DRUG EMPORIUM
                                                      -------------                ----------                 -------------
'1994'                                                     100                         100                         100
'1995'                                                      92                         107                          74
'1996'                                                     109                         136                          70
'1997'                                                     121                         183                         100
'1998'                                                     159                         301                          78
'1999'                                                     165                         462                         118

                           1999 STOCK INCENTIVE PLAN

     On April 21, 1999, the Board of Directors of the Company adopted the Drug Emporium, Inc. 1999 Stock Incentive Plan (the "1999 Stock Plan"), subject to stockholder approval. The 1999 Stock Plan authorizes the Board of Directors to grant non-qualified stock options ("NQSOs"), incentive stock options ("ISOs"), stock appreciation rights ("SARs"), restricted stock, performance awards and other stock-based awards to officers, directors, employees, consultants and advisors of the Company and its subsidiaries. The purpose of the 1999

Stock Plan is to promote the success of the Company by enabling it to attract, retain, reward and motivate officers, directors, employees, advisors and consultants of the Company and its subsidiaries by providing them with an equity interest in the Company in order to align their interests with those of the Company's stockholders and to provide such persons with incentives to pursue the long-term growth, profitability and financial success of the Company and its subsidiaries and increases in stockholder value. The Board of Directors believes that the 1999 Stock Plan will be, as the Company's existing stock option plans have been, an important part of the Company's overall compensation program.

     The 1999 Stock Plan, if adopted by the stockholders, will become effective as of June 23, 1999 and will replace the Company's existing 1990 Plan and the two 1993 Plans, and no further awards will be made under such existing plans, although options outstanding under the Company's existing plans will not be affected by the adoption of the 1999 Stock Plan. The 1999 Stock Plan is designed to replace and restructure the Company's existing stock option plans which are running out of available options, and provide the Board with greater flexibility to address the compensation needs of the Company. As of April 26, 1999 the Company's 1990 Plan and the two 1993 Plans had only 1,750, 4,356 and 48,700 shares, respectively, available for issuance under such plans.

SUMMARY OF THE 1999 STOCK PLAN

     The major provisions of the 1999 Stock Plan are summarized below. The following summary does not purport to be complete and is qualified in its entirety by reference to the 1999 Stock Plan, which is attached to this Proxy Statement as Exhibit A and incorporated herein by this reference.

     GENERAL. The 1999 Stock Plan provides for the grant of incentive stock options, non-qualified stock options, restricted stock, performance awards and other stock-based awards to officers, directors, employees, consultants and advisors of the Company and its subsidiaries. A maximum of 1,500,000 shares of Common Stock will be issuable under the 1999 Stock Plan, representing approximately 11.4% of the outstanding shares of Common Stock on April 26, 1999. The 1999 Stock Plan limits the number of shares of Common Stock with respect to which awards may be granted during any calendar year to any individual participant to 100,000 shares of Common Stock. The shares of Common Stock issuable under the 1999 Stock Plan may be authorized or unissued shares or treasury shares, including shares repurchased by the Company for purposes of the 1999 Stock Plan. If any shares subject to any award are forfeited or payment is made in the form of cash, cash equivalents or property other than shares, or an award otherwise terminates without payment being made to the participant in the form of shares, the shares subject to such awards will again be available under the 1999 Stock Plan. On April 26, 1999, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $7.50 per share.

     ADMINISTRATION. The 1999 Stock Plan will be administered by the Board of Directors of the Company. The Board of Directors has the right to delegate the administration of the 1999 Stock Plan to a committee comprised of two or more directors who are not officers or employees of the Company or any its subsidiaries, and who meet certain other requirements under applicable federal securities law and federal tax law provisions. The members of the Board of Directors, or of any committee appointed by the Board of Directors, are eligible for awards under the 1999 Stock Plan. The Board of Directors is authorized to designate participants, determine the type and number of awards to be granted, set the terms, conditions and provisions of awards, cancel or suspend awards, prescribe forms of award agreements, interpret the 1999 Stock Plan, establish, amend and rescind rules and regulations related to the 1999 Stock Plan, and make all other determinations which may be necessary or advisable to the administration of the 1999 Stock Plan.

     ELIGIBILITY. Officers, directors, employees, consultants and advisers of the Company and its existing or future subsidiaries who, in the determination of the Board of Directors, are responsible for or contribute to the management, growth, profitability and successful performance of the Company and its subsidiaries will be eligible to receive awards under the 1999 Stock Plan. As of the date of this Proxy Statement, no awards under the 1999 Stock Plan have been made, and no determination has been made as to which or how many of the persons initially eligible to receive awards under the 1999 Stock Plan will receive awards. Therefore, the benefits to be allocated to any individual or to various groups of employees are not presently determinable. All of the approximately 2,300 fulltime employees of the Company and its subsidiaries and all seven directors of the Company were eligible to receive awards under the 1999 Stock Plan.

     STOCK OPTIONS. Under the 1999 Stock Plan, the Board of Directors is authorized to grant incentive stock options and non-qualified stock options. The exercise price of stock options will be determined by the Board of Directors but may not be less than the fair market value of the Common Stock on the date of grant (or 110% of the fair market value in the case of an ISO granted to an employee beneficially owning more than 10% of the outstanding Common Stock). The Board of Directors may grant NQSOs to any eligible participant, but may grant ISOs only to employees. Stock options will become exercisable at such time or times in whole or in part as determined by the Board of Directors, except that ISOs may not be exercised after the expiration of 10 years after the date of grant (5 years after grant in the case of ISO, granted to an employee beneficially owning more than 10% of the outstanding Common Stock). Options may be exercised by payment of the exercise price in cash, shares of Common Stock, exchange of outstanding awards or other property, or in any combination thereof having a fair market value equal to the exercise price, as the Board of Directors determines.

     STOCK APPRECIATION RIGHTS. The Board of Directors is authorized to grant SARs either alone or in tandem with underlying stock options. SARs entitle the participant upon exercise to receive cash or shares of Common Stock (as determined by the Board Directors) equal in value to the excess of the fair market value of the shares of Common Stock covered by the SAR on the date of exercise over the grant price of the SAR. The grant price for SARs will be fixed by the Board of Directors but will not be less than the fair market value of the Common Stock on the date of grant. SARs will be exercisable at such time or times in whole or in part as determined by the Board of Directors, except that they may not be exercised after the expiration of 10 years from the date of grant.

     RESTRICTED STOCK. The 1999 Stock Plan also authorizes the award of restricted stock. An award of restricted stock is an award of shares of Common Stock that is subject to such restrictions as the Board of Directors determines. The restricted stock will vest and may be disposed of by the participant only after such restrictions lapse in whole or in installments as the Board of Directors determines. Restricted stock awards may be subject to forfeiture if, for example, the participant's employment terminates before the award vests. A participant receiving restricted stock will have all the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends, unless the Board of Directors otherwise determines. The Board of Directors, in its sole discretion, may waive or accelerate the lapsing of restrictions in whole or in part.

     DEFERRED STOCK. The 1999 Stock Plan also authorizes the Board of Directors to make deferred stock awards, generally consisting of a right to receive shares of Common Stock at the end of specified deferral periods. Awards of deferred stock are subject to such limitations as the Board of Directors may impose, which limitations may lapse at the end of the deferral period in installments or otherwise. Deferred stock awards carry no voting or dividend rights or other rights associated with stock ownership. Upon termination of employment during the restriction or deferral period, restricted stock or deferred stock will be forfeited subject to such exceptions, if any, as are authorized by the Board of Directors.

     BONUS SHARES AND AWARDS IN LIEU OF OBLIGATIONS. The Board of Directors is authorized under the 1999 Stock Plan to grant shares of Common Stock to eligible persons as a bonus or in lieu of obligations (such as salary requirements) to pay cash or deliver other property, subject to such terms as determined by the Board of Directors.

     PERFORMANCE AWARDS. Under the 1999 Stock Plan, the Board of Directors may make a performance award, which is an award of a number of units that represents the right to receive a specified number of shares of Common Stock or cash, or both, upon satisfaction of certain specified performance criteria, subject to such terms and conditions as the Board of Directors determines. Performance awards will be earned to the extent such performance goals established by the Board of Directors are achieved over a period of time specified by the Board of Directors. The performance objectives may vary from participant to participant, group to group and period to period. The performance objectives for awards intended to constitute "qualified performance-based compensation" (see discussion below under the heading "Certain Federal Income Tax Consequences") will be based upon one or more of the following: earnings per share; revenues; cash flow; return on investment; return on net assets, assets, capital or equities; economic value added; operating margins; net income; pre-tax earnings; pre-tax earnings before interest, depreciation and amortization; pre-tax operating earnings after interest expense and before extraordinary or special items; operating earnings; total stockholder returns; price of the shares of common stock (and changes thereof); and any of the above goals as compared to the performance of a published or special index deemed applicable by the Board of Directors including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies. The Board of Directors has the discretion to determine the value of each performance award, to adjust the performance goal as it deems equitable to reflect events affecting the Company or changes in law or accounting principles or other factors, and to determine the extent to which performance awards that are earned may be paid in the form of cash, deferred cash, shares of Common Stock or other awards or property, or combination thereof, as determined by the Board of Directors.

     DIVIDEND EQUIVALENTS. The Board of Directors is authorized to grant dividend equivalents conferring on a participant the right to receive, quarterly or on a deferred basis, interest or dividends, or interest or dividend equivalents. Dividend equivalents may be paid directly to a participant or may be reinvested under the 1999 Stock Plan.

     OTHER STOCK-BASED AWARDS. In order to enable the Company to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 1999 Stock Plan authorizes the Board of Directors to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to securities of the Company. The Board of Directors shall determine the terms and conditions of such awards, including the consideration paid for awards as purchase rights, which consideration generally may not be less than the fair market value of the Common Stock on the date that the purchase right is granted. These awards may include, without limitation, performance shares and restricted stock units that entitle the participant to receive, upon satisfaction of performance goals or other conditions, a specified number of shares of Common Stock or the cash equivalent thereof.

     TRANSFERABILITY OF OPTIONS. Under the 1999 Stock Plan, awards are generally not assignable or transferable by a participant, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, except to the Company under the terms of the 1999 Stock Plan, and except that, upon approval by the Board of Directors, NQSOs and SARs may be transferred by participants to immediate family members, to trusts for the benefit of immediate family members and to partnerships or similar entities in which such participant and his or her immediate family members are the sole parties or members.

     ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. The 1999 Stock Plan provides that in the event of a "change in control" of the Company (as defined in the 1999 Stock Plan), all outstanding awards under the 1999 Stock Plan, regardless of any limitations or restrictions, will immediately vest and become fully exercisable, and all restrictions applicable to outstanding restricted stock, performance awards and other stock-based awards will lapse, unless otherwise provided by the Board of Directors at the time of grant of the award or unless waived or deferred by the participants. In the event of a change in control of the Company, with certain exceptions, participants may elect to surrender any outstanding award and receive in satisfaction thereof a cash, stock or other payment equal to the value of their outstanding awards based on the "change in control price" (as defined in the 1999 Stock Plan), which is generally the highest price paid or offered for the Common Stock during the 60-day period preceding or following the Change of Control or the highest price per share paid in the Change of Control transaction.

AMENDMENT AND TERMINATION OF THE 1999 STOCK PLAN

     The Board of Directors has the right to amend, alter, suspend, discontinue or terminate the 1999 Stock Plan at any time without the consent of the stockholders or participants, except that (i) stockholder approval of such action will be required if such approval is required by any federal or state law or regulation or stock exchange or Nasdaq rule, regulation or policy, or if the Board of Directors in its discretion determines that obtaining such stockholder approval is advisable, and (ii) subject to the terms of the 1999 Stock Plan, no amendment or termination of the 1999 Stock Plan may materially and adversely affect the rights of a participant under any award granted under the 1999 Stock Plan without the consent of the affected participant. The Board of Directors is required to make appropriate adjustments in connection with the 1999 Stock Plan to reflect stock dividends, stock splits and certain other events. Unless earlier terminated by the Board of Directors, no award may be granted under the 1999 Stock Plan after June 23, 2009, ten years after the date of the Annual Meeting.

ACCOUNTING CONSEQUENCES

     Depending on the type and terms of the award, the grant of an award under the 1999 Stock Plan to a participant may constitute an expense to the Company for accounting and financial reporting purposes, and any such expense would reduce the Company's income (or increase the Company's loss) for the relevant accounting period by a like amount. The accounting consequences of grants, exercises and disposition will in some, but not all, cases be the same as the tax consequences to the Company described below under "Certain Federal Income Tax Consequences."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of certain federal income tax consequences of certain kinds of awards that may be granted under the 1999 Stock Plan. This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the applicable treasury regulations promulgated thereunder, judicial authority and administrative ruling and practice, all as in effect on the date hereof. Legislative, judicial or administrative rules and interpretations are subject to change, potentially on a retroactive basis, at any time, and therefore could alter or modify the statements and conclusions set forth below. This summary does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances or participants subject to special treatment under the federal income tax laws. The summary also does not address the effects of foreign, state or local tax consequences. Participants with grants of awards under the 1999 Stock Plan should consult with their personal tax advisors with respect to such grants and transactions in awards and shares acquired pursuant to the 1999 Stock Plan.

     NQSOS. A participant will not recognize any taxable income, and the Company is not entitled to a tax deduction, upon the grant of a NQSO. In general, upon the exercise of a NQSO, a participant will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, and the Company will be entitled to a tax deduction in the same amount in the year the participant exercises the NQSO. Upon subsequent disposition of shares of Common Stock acquired upon the exercise of a NQSO, a participant will have a capital gain or loss equal to the difference between the amount realized on the disposition and the participant's tax basis in the shares, which is generally the amount paid for the shares plus the amount treated as ordinary income at the time the NQSO was exercised. Such capital gain or loss will be long-term or short-term depending on the holding period. The participant's taxable disposition of the shares of Common Stock acquired upon the exercise of a NQSO will not result in any additional tax consequences to the Company.

     ISOS. A participant will generally not recognize any taxable income upon the grant or exercise of an ISO so long as he or she has been an employee of the Company or any of its subsidiaries from the date the ISO was granted until three months before the date of exercise (one year if the employee is disabled), but the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price is a required adjustment for purposes of the alternative minimum tax applicable to the participant. If the participant holds the shares of Common Stock received upon the exercise of the ISO for at least one year after the date of exercise and two years after the date of grant of the ISO (the "holding period"), then any difference between the amount realized upon the disposition of the shares and the exercise price will be treated as long-term capital gain or loss to the participant. The Company will not be entitled to any tax deduction with respect to the grant or exercise of an ISO (except as discussed below) if the participant satisfies the holding period requirements.

     If a participant exercises an ISO but does not satisfy the holding period requirements set forth above, the participant generally will recognize ordinary income in the year of disposition of the shares of Common Stock acquired upon the exercise of an ISO equal to the excess, if any, of the fair market value of the Common Stock on the date of exercise over the option exercise price, and any excess of the amount realized on such disposition over the fair market value of the Common Stock on the date of exercise will be taxed as long-term or short-term capital gain, as applicable. If the participant disposes of the shares of Common Stock prior to the satisfaction of the holding period requirements but for proceeds in an amount less than the fair market value of the Common Stock on the date of exercise, the participant will recognize ordinary income only on the difference between the amount realized on the disposition of the shares and the option exercise price. In either event, the Company will be entitled to a tax deduction in an amount equal to the amount constituting ordinary income to the participant.

     If a participant exercises an ISO by tendering shares of Common Stock (other than the shares acquired upon the exercise of an ISO and not held for the requisite holding period set forth above) in payment of all or part of the option exercise price, the participant will not be required to recognize any taxable income from the exchange and option exercise, and the participant's tax basis and holding period (for capital gain purposes) for the tendered shares of Common Stock will be treated as a substituted basis for the shares received upon the exercise of the ISO. If the participant uses shares received pursuant to the exercise of an ISO as to which the participant had not satisfied the applicable holding period requirements, the exchange will be treated as a taxable disqualifying disposition of the exchanged shares, with the result of the excess of the fair market value of the shares tendered over the participant's basis in such shares would be taxable.

     SARS. The grant of a SAR will create no federal income tax consequences for the participant or the Company. When a participant exercises a SAR, any cash received and the fair market value of the Common Stock on the date of exercise will constitute ordinary income to the participant, and the Company will be entitled to a tax deduction in the same amount in the year of exercise.

     RESTRICTED STOCK. The federal income tax consequences of restricted stock awards depend upon the restrictions imposed on the stock. In the absence of a
Section 83(b) election by a participant, the grant of restricted stock will not result in taxable income to the participant or entitle the Company to a tax deduction in the year of grant if the restricted stock received is subject to a substantial risk of forfeiture and is either non-transferable or after transfer remains subject to such substantial risk of forfeiture. In such case, a participant must recognize ordinary income equal to the fair market value of the restricted stock received as of the first date the restricted stock becomes either transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. However, a participant may, in his or her discretion, make a Section 83(b) election to recognize as ordinary income the value of the restricted stock as of the date of receipt rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture. The Company generally will be entitled to a tax deduction in the amount of the fair market value of the restricted stock transferred to the participant in the year the participant recognizes ordinary income. Prior to the lapse of restrictions, dividends paid on restricted stock will be taxable to the participant as ordinary income in the year such restricted stock is received free of restrictions, and the Company will be entitled to a tax deduction in the same amount.

     PERFORMANCE AWARDS. A participant who receives a performance award of shares of Common Stock will generally recognize ordinary income in the year the award is received equal to the fair market value of the Common Stock on the date of award. The Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant in the year such income is recognized.

     OTHER STOCK-BASED AWARDS. A participant will recognize ordinary income equal to the amount of any cash payments or the fair market value of any Common Stock or other property a participant receives in connection with other stock-based awards (less any amounts paid by the participant) in the year the stock based award is received or made available to the participant without substantial restrictions or risk of forfeiture in a manner consistent with the treatment of restricted stock. The Company generally will be entitled to a tax deduction in the same amount and at the same time the participant recognizes such ordinary income.

     SECTION 162(M). Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with awards granted under the 1999 Stock Plan) by a public company to a "covered participant" (the chief executive officer and four other most highly compensated executive officers of the Company) to no more than $1,000,000. This limit, however, does not apply to qualified "performance-based compensation." The Company currently intends to structure stock options and other awards granted under the 1999 Stock Plan that might be affected by Section 162(m) of the Code to comply with the performance-based compensation exemption to the deductibility limit.

     SPECIAL RULES. Special rules will apply to a participant who is subject to
Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act").

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the 1999 Stock Plan.

     YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 1999 STOCK PLAN. PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREON.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The stockholders are asked to approve and ratify the Board of Directors' reappointment of Ernst & Young as the independent auditors of the Company for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending February 26, 2000. Representatives of the firm of Ernst & Young are expected to be present at the Annual Meeting. At such time, the representatives will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     An affirmative vote of the holders of a majority of shares of Common Stock present or represented and entitled to vote at the Annual Meeting is required for approval. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE APPROVAL AND RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT AUDITORS OF THE COMPANY. If the resolution is not adopted, the Board will consider the selection of another public accounting firm for fiscal 2000 and future years.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Walter E Sinterman and William L. Sweet, Jr. are the current members of the Compensation Committee.

     The law firm in which Mr. Sweet was a partner during fiscal 1999 supplied some legal services to the Company during that period.

        STOCKHOLDERS' PROPOSALS AND NOMINATIONS FOR 2000 ANNUAL MEETING

     Stockholders of the Company may submit proper proposals for consideration at the 2000 Annual Meeting of Stockholders by submitting their proposals in writing to the Company in a timely manner and otherwise in compliance with federal and state laws and regulations and the Company's By-laws. In order to be considered for inclusion in the Company's proxy materials for the 2000 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Company on or before January 10, 2000, and must otherwise comply with the requirements of Rule 14a-8 ("Rule 14a-8") of the Securities Exchange Act of 1934 ("Exchange Act"). The timely submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy materials for the 2000 Annual Meeting.

     Under the Company's By-laws, a proposal or nomination that the stockholder does not seek to include in the Company's Proxy Statement pursuant to Rule 14a-8 must be submitted in writing to the Company for the 2000 Annual Meeting of Stockholders not less than 60 days prior to the 2000 Annual Meeting. The stockholder's notice must include certain specified information concerning the proposal or nominee, as specified in the Company's By-laws. A copy of the relevant provisions of the Company's By-laws may be obtained by a stockholder without charge upon written request to the Secretary of the Company. All notices of proposals and nominations by stockholders, whether or not to be included in the Company's proxy materials, and all other requests for information concerning stockholder proposals, must be sent to Drug Emporium, Inc., Attention: Secretary, 155 Hidden Ravines Dr., Powell, Ohio 43065.

     Any stockholder proposal or nomination must also comply with all other applicable provisions of the Company's Restated Certificate of Incorporation, as amended, and By-laws, the Exchange Act, including the rules and regulations thereunder, and Delaware law. No stockholder proposal will be considered unless it is in compliance with the foregoing requirements. If a stockholder does not comply with the requirements of Rule 14a-4 of the Exchange Act, then the persons appointed as proxies in the proxy card solicited by the Board of Directors of the Company for the 2000 Annual Meeting may exercise discretionary voting authority to vote in accordance with their best judgment on any proposal submitted by such stockholder outside of Rule 14a-8.

                       VOTING AND SOLICITATION OF PROXIES

     The presence, in person or by proxy, of the holders of a majority of shares of Company Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

     The persons named in the Proxy, which is solicited by management, will vote all properly executed Proxies. If a stockholder specifies on such Proxy a choice with respect to a proposal to be acted upon, the Proxy will be voted in accordance with such specification. Where no choice is specified, the Proxy will be voted in favor of proposals 1, 2 and 3. In accordance with Delaware law, a stockholder entitled to vote for the election of directors can withhold authority to vote for certain nominees for directors. The shares represented by any Proxy which directs abstention on any proposal will not be voted on such proposal, but will be included in calculating the shares represented by proxy at the Annual Meeting. Broker non-votes on the proposals are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and, therefore, will be counted for purposes of establishing a quorum, but will not be voted on any proposal.

     The Proxy confers discretionary authority to vote on other matters which may properly come before the meeting or an adjournment thereof, but the Board of Directors does not know of any matter to be brought before the meeting other than the matters referred to in the Notice of Annual Meeting of Stockholders and matters incident thereto. If any matter not set forth in the Notice of Annual Meeting of Stockholders is properly brought before the meeting, the proxyholders will vote thereon in accordance with their best judgment.

     The cost of solicitation of Proxies will be borne by the Company. In addition to solicitation of stockholders by the use of the mails, the Company may request brokers and banks to forward copies of proxy materials to persons for whom they hold Common Stock and to obtain authority for the execution and delivery of Proxies. Several officers and employees of the Company may, to a limited extent, solicit Proxies by personal delivery of material and by telephone, facsimile or mail.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ JANE H. LAGUSCH

                                          JANE H. LAGUSCH, Secretary

                                                                       EXHIBIT A

                              DRUG EMPORIUM, INC.

                           1999 STOCK INCENTIVE PLAN

1. PURPOSES.

     The purposes of the Drug Emporium, Inc. 1999 Stock Incentive Plan (the "Plan") are to promote the long-term interests of Drug Emporium, Inc. and its Subsidiaries by (i) attracting, retaining and rewarding high-quality executives and other key employees and directors of, and advisors and consultants to, the Company and its Subsidiaries, (ii) motivating such persons by enabling them to acquire or increase a proprietary interest in the Company in order to align the interests of such persons with the Company's stockholders, and (iii) providing such persons with incentives to pursue and participate in the long-term growth, profitability and financial success of the Company.

2. DEFINITIONS.

     In addition to the terms defined elsewhere in the Plan, the following terms as used in the Plan shall have the meanings set forth below:

          (a) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Performance Award, Dividend Equivalent or Other Stock-Based Award, together with any other right or interest granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award which may, but need not, be executed or acknowledged by a Participant.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Change in Control" has the meaning given to such term in Section 9(b)(i) of the Plan.

          (e) "Change in Control Price" has the meaning given to such term in
     Section 9(b)(ii) of the Plan.

          (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, together with the rules, regulations and interpretations promulgated thereunder, and any successor provisions, rules, regulations and interpretations.

          (g) "Committee" means a committee of directors designated by the Board, in its discretion, to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" as defined under Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

          (h) "Company" means Drug Emporium, Inc., a Delaware corporation, together with any successor thereto.

          (i) "Covered Employee" means any individual who is or, in the determination of the Board, is likely to be a "covered employee" within the meaning of Section 162(m) of the Code.

          (j) "Director" means any individual who is a member of the Board.

          (k) "Dividend Equivalent" means a right granted to a Participant under
     Section 6(g) hereof to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specific number of Shares, or other periodic payments.

          (l) "Effective Date" means June 23, 1999.

          (m) "Eligible Person" means an officer, employee or director of, or an advisor or consultant to, the Company or a Subsidiary.

          (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, together with the rules, regulations and interpretations promulgated thereunder, and any successor provisions, rules, regulations and interpretations.

          (o) "Fair Market Value" means the fair market value of the property or other item being valued, as determined by the Board in its sole discretion or by procedures established by the Board; provided, however, that the fair market value of Shares as of any date means the closing sale price of the Shares on such date or, if there are no sales on such date, then the closing sale price of the Shares on the most recent date prior to such date on which there was a sale of Shares, as reported on the Nasdaq Stock Market, on any other quotation system approved by the National Association of Securities Dealers, Inc. or on any national securities exchange on which Shares are then listed or quoted, which constitutes the primary trading market for the Shares.

          (p) "Incentive Stock Option" or "ISO" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto and is expressly designated as an Incentive Stock Option.

          (q) "Limited SAR" means a right granted to a Participant under Section 6(c) hereof.

          (r) "Non-Employee Director" means a Director who is not an officer or employee of the Company or any of its Subsidiaries on the applicable date.

          (s) "Non-Qualified Stock Option" or "NQSO" means an Option that is not intended to be an Incentive Stock Option.

          (t) "Option" means a right granted under Section 6(b) hereof to purchase Shares or other Awards at a specific price during a specific time.

          (u) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

          (v) "Participant" means any Eligible Person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (w) "Performance Award" means a right granted under Section 8 hereof to receive Awards based upon performance criteria specified by the Board.

          (x) "Person" means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

          (y) "Plan" means the Drug Emporium, Inc. 1999 Stock Incentive Plan, as amended from time to time in accordance with the provisions hereof.

          (z) "Restricted Stock" means any Shares granted under Section 6(d) hereof.

          (aa) "Related Party" has the meaning given to such term in Section 9(b)(iii) hereof.

          (bb) "Rule 16b-3" means Rule 16b-3 as from time to time in effect and applicable to the Plan and the Participants, as promulgated and interpreted by the SEC under Section 16 of the Exchange Act, including any successor rule thereto.

          (cc) "SEC" means the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

          (dd) "Shares" means shares of common stock, par value $.01 per share, of the Company, or such other securities of the Company as may be designated by the Board from time to time.

          (ee) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Section 6(c) hereof, to be paid an amount measured by the appreciation in the Fair Market Value of Shares from the date of grant to the date of exercise.

          (ff) "Subsidiary" means any corporation (whether now or hereafter existing) which, on the date of determination, qualifies as a subsidiary corporation of the Company under Section 425(f) of the Code, and any successor thereto.

          (gg) "Voting Securities" has the meaning given to such term in Section 9(b)(iv) hereof.

3. ADMINISTRATION.

     (a) Authority of the Board. The Plan shall be administered by the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Board by the Plan, the Board shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an Eligible Person; (iii) determine the number of Awards to be granted, the number of Shares or amount of cash or other property to which an Award will relate, the terms and conditions of any Award (including, but not limited to, any exercise price, grant price or purchase price, any exercise or vesting periods, any limitation or restriction, any schedule for lapse of limitations, forfeiture restrictions or restrictions on exercisability or transferability, and any accelerations or waivers thereof, based in each case on such considerations as the Board shall determine), and all other matters to be determined in connection with an Award; (iv) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or Awards may be accumulated, vested, exchanged, surrendered, canceled, forfeited or suspended; (v) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii) prescribe the form of each Award Agreement, which need not be identical for each Participant; (viii) adopt, amend, suspend, waive or rescind such rules and regulations and appoint such agents as it shall deem necessary or desirable for the administration of the Plan; (ix) correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, any Award Agreement or other instrument entered into or Award made under the Plan;

and (x) make any other determinations and decisions and take any other action that the Board deems necessary or desirable for the administration of the Plan.

     (b) Exercise of Authority. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Board, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, its Subsidiaries, Eligible Persons, Participants, holders or beneficiaries of Awards, and stockholders. The express grant of any specific power to the Board, and the taking of any action by the Board, shall not be construed as limiting any power or authority of the Board. The Board may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Board shall determine, to perform such functions, including administrative functions, as the Board may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3 for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code of the Code to fail to so qualify. The Board may appoint agents to assist it in administering the Plan.

     (c) Delegation to a Committee. Notwithstanding anything to the contrary contained herein, the Board may at any time, or from time to time, appoint a Committee and delegate to such Committee the authority of the Board to administer the Plan, including to the extent provided by the Board, the power to further delegate such authority. Upon such appointment and delegation, any such Committee shall have all the powers, privileges and duties of the Board in the administration of the Plan to the extent provided in such delegation, except for the power to appoint members of the Committee and to terminate, modify or amend the Plan. The Board may from time to time appoint members of any such Committee in substitution for or in addition to members previously appointed, may fill vacancies in such Committee and may discharge such Committee. Any such Committee shall hold its meetings at such times and places as it shall deem advisable. A majority of members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

     (d) Limitation of Liability. The Board, the Committee, if any, and each member of each shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, legal counsel, other consultants or any other agents assisting in the administration of the Plan. Members of the Board and of the Committee, if any, and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Board and of the Committee, if any, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. SHARES AVAILABLE FOR AWARDS.

     (a) Shares Available. Subject to adjustment as provided in Section 4(b) hereof, the total number of Shares with respect to which Awards may be granted under the Plan shall be 1,000,000. If any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Shares, or if payment is made to the Participant in the form of cash or other property other than Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards may be granted, to the extent permissible under Rule 16b-3. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares, the number of Shares available for Awards under the Plan shall be increased by the number of Shares surrendered, to the extent permissible under Rule 16b-3. For purposes of this Section 4(a), the number of Shares to which an Award relates shall be counted against the number of Shares reserved and available under the Plan at the time of grant of the Award, unless such number of Shares cannot be determined at that time, in which case the number of Shares actually distributed pursuant to the Award shall be counted against the number of Shares reserved and available under the Plan at the time of distribution; provided, however, that Awards related to or retroactively added to, or granted in tandem with, substituted for or converted into, other Awards shall be counted or not counted against the number of Shares reserved and available under the Plan in accordance with procedures adopted by the Board so as to ensure appropriate counting but avoid double counting; and provided, further, that the number of Shares deemed to be issued under the Plan upon exercise of an Option or an Other Stock-Based Award in the nature of a stock purchase right shall be reduced by the number of Shares surrendered by the Participant in payment of the exercise or purchase price of the Award.

     (b) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, exchange of Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is necessary or determined by the Board to be appropriate in order to prevent dilution or enlargement of the Participants' rights under the Plan, then the Board shall proportionately adjust any or all of (i) the number and kind of Shares or other securities of the Company (or number and kind of other securities or property) which may thereafter be issued in connection with Awards; (ii) the number and kind of Shares or other securities of the Company (or number and kind of other securities or property) issued or issuable with respect to outstanding Awards; and (iii) the grant, exercise or purchase price with respect to any Award; provided, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended.

     (c) Sources of Shares. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

     (d) Annual Limits on Awards. Subject to adjustment as provided in Section 4(b) hereof the maximum number of Shares subject to Awards in any combination that may be granted during any one fiscal year of the Company to any one Participant shall be limited to 100,000.

5. ELIGIBILITY.

     Awards may be granted under the Plan only to Eligible Persons, except that
(a) only Eligible Persons who are employees of the Company or a Subsidiary shall be eligible for the grant of Incentive Stock Options.

6. SPECIFIC TERMS OF AWARDS.

     (a) General. Subject to the provisions of the Plan and any applicable Award Agreement, Awards may be granted as set forth in this Section 6. In addition, the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to the terms of Section 10 hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections pertaining to his Award. Subject to the provisions of the Plan, the Board shall have the right to accelerate the vesting or exercising of any Award granted under the Plan. Except as provided in Section 7(a) hereof, or as required by applicable law, Awards shall be granted for no consideration other than prior and future services.

     (b) Options. Subject to the provisions of the Plan, the Board is authorized to grant Options to Eligible Persons on the following terms and conditions:

          (i) Exercise Price. The exercise price per Share of an Option shall be determined by the Board; provided, however, that, except as provided in
     Section 7(a), such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

          (ii) Option Term. The term of each Option shall be determined by the Board.

          (iii) Methods of Exercise. The Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or service requirements), the methods by which such exercise price may be paid or deemed to be paid, and the form of such payment, including, without limitation, cash, Shares, other outstanding Awards or other property (including notes or other contractual obligations of Participants to make payment on a deferred bases, to the extent permitted by law) or any combination thereof, having a Fair Market Value equal to the exercise price.

          (iv) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all material respects with the provisions of Section 422 of the Code or any successor provision thereto. Incentive Stock Options may only be issued to employees of the Company or a Subsidiary. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422, unless the Participant has first requested the change that will result in such disqualification.

     (c) Stock Appreciation Rights. The Board is authorized to grant Stock Appreciation Rights to Eligible Persons on the following terms and conditions:

          (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of a Share on the date of exercise (or, in the case of a Limited SAR, the Fair Market Value determined by reference to the Change in Control Price), or, if the Board shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise, over (B) the grant price of the Stock Appreciation Right as determined by the Board as of the date of grant of the Stock Appreciation Right, which, except as provided in Section 7(a) hereof, shall not be less than the Fair Market Value of a Share on the date of grant.

          (ii) Other Terms. The term, methods of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be determined by the Board. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Board may be granted on such terms, not inconsistent with this Section 6(c), as the Board may determine. SARs and Limited SARs may be awarded either on a free-standing basis or in tandem with other Awards.

     (d) Restricted Stock. The Board is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:

          (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Board may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends thereon), which restrictions may lapse separately or in combination at such times, under such circumstances (including based on the achievement of performance goals and/or future service requirements), in such installments, or otherwise, as the Board shall determine at the time of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Board). During the restricted period applicable to the Restricted Stock, subject to Section 11 hereof, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

          (ii) Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter, upon termination of employment or service on the Board (as determined under criteria established by the Board) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that restrictions on Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions on or the forfeiture of Restricted Stock.

          (iii) Certificates for Shares. Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine, including, without limitation, issuance of certificates representing Shares. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, and the Board may require that the Company retain physical possession of the Certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Board, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.

     (e) Bonus Shares and Awards in Lieu of Obligations. The Board is authorized to grant Shares or other Awards as a bonus to Eligible Persons or in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements (including salary requirements), provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Board to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Board.

     (f) Dividend Equivalents. The Board is authorized to grant Dividend Equivalents to a Participant. Dividend Equivalents shall confer upon the Participant rights to receive, currently or on a deferred basis, cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or otherwise, as determined by the Board. The Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or Awards or other investment vehicles, and subject to such restrictions on transferability and risk of forfeiture, as the Board may specify. Dividend Equivalents may be awarded on a free-standing basis or with another Award.

     (g) Other Stock-Based Awards. The Board is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Board to be consistent with the purposes of the Plan, including, without limitation, purchase rights for Shares, Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Board, and Awards valued by reference to the book value of Shares or the value of securities of or the performance of specified Subsidiaries as the Board determines. The Board shall determine the terms and conditions of such awards. Except as provided in Section 7(a) hereof, Shares or securities delivered pursuant to an Award in the nature of a purchase right granted under this
Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods and in such forms, including, without limitation, cash, Shares, other outstanding Awards or other property or any combination thereof, as the Board shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

     (h) Exchange Provisions. The Board may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, another Award or other property, based on such terms and conditions as the Board shall determine and communicate to the Participant at the time that such offer is made.

7. GENERAL TERMS OF AWARDS.

     (a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary (subject to the terms of Section 10 hereof), or any other right of a Participant to receive payment from the Company or any Subsidiary. Such additional, tandem, substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. The exercise price of any Option, the grant price of any Stock Appreciation Right or the purchase price of any other Award conferring a right to purchase Shares retroactively granted in tandem with an outstanding Award or award shall be either not less than the Fair Market Value of Shares at the date of grant of the later Award or equal to the Fair Market Value of Shares at the date of grant of the earlier Award or award. Notwithstanding the foregoing, the exercise price of any Option, grant price of any Stock Appreciation Right or purchase price of any other Award conferring a right to purchase Shares which is granted in exchange or substitution for an option, stock appreciation right or other award granted by the Company (other than in connection with a transaction described in Section 9(a) hereof) shall not be less than the exercise price, grant price or purchase price of the exchanged or substituted Option, Stock Appreciation Right or other Award, and outstanding Awards shall not be amended (other than in connection with a transaction described in Section 4(b) hereof to reduce the exercise price, grant price or purchase price of any such Award.

     (b) Decisions Required to be Made by the Board. Other provisions of the Plan and any Award Agreement notwithstanding, if any decision regarding an Award or the exercise of any right by a Participant, at any time such Participant is subject to Section 16 of the Exchange Act or is a Covered Employee under Section 162(m) of the Code, is required to be made or approved by the Board in order that a grant to or transaction by such Participant will be exempt under Rule 16b-3 or qualify as "qualified performance-based compensation" for purposes of
Section 162(m) of the Code then the Board shall retain full and exclusive power and authority to make such decision or to approve or disapprove any such decision by the Participant.

     (c) Term of Awards. The term of each Award shall be for such period as may be determined by the Board; provided, however, that in no event shall the term of any Incentive Stock Option, or a Stock Appreciation Right granted in tandem therewith, exceed a period of ten years from the date of its grant.

     (d) Form and Timing of Payment of Awards. Subject to the terms of the Plan and any applicable Award Agreement payments or substitutions to be made by the Company or a Subsidiary upon the grant, exercise or settlement of an Award may be made in such forms as the Board shall determine at the time of grant or thereafter (subject to the terms of Section 10 hereof), including, without limitation, cash, Shares, other Awards or other property or any combination thereof, and may be made in a single payment or substitution, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Board. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events (in addition to a Change in Control).

     (e) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt under Rule 16b-3 (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

     (f) Share Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities exchange, the Nasdaq Stock Market or any other automated quotation system on which Shares are listed or quoted. The Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Board or a Participant, the Board may require any Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other Person as the Board may designate.

8. PERFORMANCE AWARDS.

     (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 8(b) hereof in the case of a Performance Award intended to qualify under Section 162(m) of the Code.

     (b) Performance Awards Granted to Designated Covered Employees. If the Board determines that a Performance Award to be granted to an Eligible Person who is designated by the Board as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the Board shall comply with the pre-established performance goals and other terms set forth in this Section 8(b).

          (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Board consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Board result in the achievement of performance goals being "substantially uncertain." The Board may determine that such achievement of performance be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

          (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Board in establishing performance goals for such Performance Awards: (1) earnings per share; (2) revenues; (3) cash flow; (4) return on investment;
     (5) return on net assets, assets, capital or equity; (6) economic value added; (7) operating margin; (8) net income; (9) pretax earnings; (10) pretax earnings before interest, depreciation and amortization; (11) pretax operating earnings after interest expense and before extraordinary or special items; (12) operating earnings; (13) total stockholder return; (14) price of the Shares (and changes thereof); and (15) any of the above goals as compared to the performance of a published or special index deemed applicable by the Board including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies.

          (iii) Performance Period; Timing for Establishing Performance
     Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to 10 years, as specified by the Board. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

          (iv) Performance Award Pool. The Board may establish a Performance Award pool, which shall be an unfunded pool for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Board in accordance with Section

     8(b)(iii) hereof. The Board may specify the amount of the Performance Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

          (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Board. The Board may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Board shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

     (c) Written Determinations. All determinations by the Board as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b) hereof shall be made in writing in the case of any Award intended to qualify under Section 162(m) of the Code. The Board may not delegate any responsibility relating to such Performance Awards.

     (d) Status of Section 8(b) Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards under Section 8(b) granted to persons who are designated by the Board as likely to be Covered Employees within the meaning of Section 162(m) of the Code and the regulations thereunder shall, if so designated by the Board, constitute "performance-based compensation" within the meaning of Section 162(m) of the Code of the Code and the regulations thereunder. The foregoing notwithstanding, because the Board cannot determine with certainty whether a given participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Board, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to performance Awards or Annual Incentive Awards that are designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

9. CHANGE IN CONTROL.

     (a) Acceleration of Exercisability and Lapse of Restrictions and Cash-Out of Awards upon "Change in Control". In the event of a Change in Control, subject only to the applicable restrictions set forth in Section 11(a) hereof, the following provisions shall apply unless otherwise provided in the Award
Agreement:

          (i) All outstanding Awards, pursuant to which the Participant may have a right to exercise which were not previously exercisable and vested, shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment or services by the Participant.

          (ii) Unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control.

          (iii) All performance criteria, goals and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled as of the time of the Change in Control.

          (iv) For a period of 60 days following a Change in Control, each Participant may elect to surrender any outstanding Award and to receive, in full satisfaction therefor, a cash payment equal to the value of such Award calculated on the basis of the Change in Control Price of any Shares or the Fair Market Value of any property other than Shares relating to such Award; provided, however, that in the case of an Incentive Stock Option, or a Stock Appreciation Right granted in tandem therewith, the payment shall be based upon the Fair Market Value of Shares on the date which the Change in Control occurred; provided further, however, that in the case of a Change in Control described in Section 9(b)(i)(C) or (D) hereof, the payment described in this sentence shall not necessarily be made in cash but instead shall be made in the same form (i.e., cash, Shares, other securities or combination thereof) as holders of Shares receive in exchange for their Shares in the transaction that results in the Change in Control. In the event that an Award is granted in tandem with another Award such that the Participant's right to payment for such Award is an alternative to payment of another Award, the Participant electing to surrender any such tandem Award shall surrender all alternative Awards related thereto and receive payment for the Award which produces the highest payment to the Participant.

     (b) Definition of Certain Terms. For purposes of this Section 9, the following definitions, in addition to those set forth in Section 2, shall apply:

          (i) "Change in Control" means and shall be deemed to have occurred if:

             (A) any Person, other than the Company or a Related Party, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, except that a Person shall be deemed to be the beneficial owner of all Shares that such Person has the right to acquire pursuant to any agreement or arrangement or upon exercise, conversation rights, warrants, options or otherwise, without regard to the 60 day period referred to in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing [25%] or more of the total voting power of all the then outstanding Voting Securities, except that there shall be excluded from the number of Voting Securities deemed to be beneficially owned by a Person a number of Voting Securities representing not more than 10 percent of the then outstanding voting power if such Person is (1) eligible to file a Schedule 13G pursuant to Rule 13d-1(b)(1) under the Exchange Act with respect to Voting Securities or (2) an underwriter who becomes the beneficial owner of more than [25]% of the then outstanding Voting Securities pursuant to a firm commitment underwriting agreement with the Company; or

             (B) the individuals who, as of the effective date of the Plan, constitute the members of the Board together with those directors who are first elected subsequent to such date and whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the members of the Board then still in office who were either directors as of the effective date of the Plan or whose election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute at least a majority of the members of the Board; or

             (C) the consummation of a merger, consolidation, recapitalization or reorganization of the Company, reverse split of any class of Voting Securities, or any acquisition of securities or assets by the Company, other than (1) any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being beneficially owned by at least 75% of the holders of outstanding Voting Securities immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (2) any such transaction which would result in a Related Party beneficially owning more than 50% of the voting securities of the surviving entity outstanding immediately after such transaction; or

             (D) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than (1) any such transaction which would result in a Related Party owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction, or (2) a sale or disposition immediately after which such assets will be owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Shares of the Company immediately prior to such sale or disposition.

             (E) any other event occurs which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

          (ii) "Change in Control Price" means, with respect to a Share, the higher of (A) the highest Fair Market Value of the Shares at any time during the 60 calendar days preceding and the 60 days following the Change in Control; or (B) the highest price paid per Share in a transaction which either (1) results in a Change in Control or (2) would be consummated but for another transaction which results in a Change in Control and, if it were consummated, would result in a Change in Control. With respect to clause (B) in the preceding sentence, the "price paid" will be equal to the sum of (1) the face amount of any portion of the consideration consisting of cash or cash equivalents and (2) the Fair Market Value of any portion of the consideration consisting of real or personal property other than cash or cash equivalents, as established by an independent appraiser selected by the Board.

          (iii) "Related Party" means (A) a Subsidiary of the Company; or (B) an employee or group of employees of the Company or any majority-owned Subsidiary of the Company; or (C) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned Subsidiary of the Company; or (D) an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities.

          (iv) "Voting Securities or Security" means any securities of the Company which carry the right to vote generally in the election of directors.

10. AMENDMENTS TO AND TERMINATION OF THE PLAN AND AWARDS.

     The Board may amend, alter, suspend, discontinue or terminate the Plan or the Board's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment, alteration, suspension, discontinuation or termination shall be subject to approval of the Company's stockholders not later than the annual meeting next following such Board action if stockholder approval is required by any federal or state law or regulation or the rules of the Nasdaq Stock Market or any national securities exchange, stock market or automated quotation system on which the Shares are then listed, traded or quoted, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable; provided, however, that, without the consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him. The Board may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of the Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him.

11. GENERAL PROVISIONS.

     (a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Board, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Nasdaq Stock Market or any national securities exchange, automated quotation system or any other stock exchange or stock market upon which the Shares or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Board may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Shares or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement of other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

     (b) Transferability. No Award granted under the Plan, nor any other rights acquired by a Participant under the Plan, shall be assignable or transferable by a Participant, other than by a will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Board of Retirement Income Security Act of 1974, and each such Award or right shall be exercisable during the Participant's lifetime only by the Participant or, if admissible under applicable law, by the Participant's guardian or legal representative or a transferee receiving such Award pursuant to a qualified domestic relations order; provided, however, that the Board may, in its sole discretion, authorize all or a portion of an Award to be transferable by the Participant, but only to (i) any immediate family members of the Participant, (ii) any trust or trusts for the exclusive benefit of such immediate family members, or (iii) a partnership or limited liability company in which such immediate family members are the only partners or members, provided that (A) there may be no consideration for any such transfer, other than an interest in a transferee's partnership, limited liability company or other similar entity, (B) the Award Agreement related to the Award must expressly provide for such transferability in a manner consistent with this section 11(b),
(C) the Board, in granting an Award, may impose additional restrictions on transfer or prohibit such transfer entirely, (D) following any transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of the Plan, any reference to a Participant shall be deemed to refer to the transferee,
(E) in the event of a transferee's death, an Award may be exercised by the personal representative of the transferee's estate or, if no personal representative has been appointed, by the successor or successors in interest determined under the transferee's will or under the applicable laws of descent and distribution. Following any such transfer, any transferee shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided for purposes of Section 11(b) hereof, the term "Participant" shall be deemed to refer to the transferee, and any event of termination of employment of the Participant as set forth in the Award Agreement or in this Plan shall continue to be applied with respect to the original Participant, following which the Award shall be exercisable by the transferee only to the extent, and for the period specified by, the Award Agreements.

     (c) No Rights to Awards; No Stockholder Rights. Nothing in the Plan shall be construed as giving any Participant, Eligible Person or other Person any right or claim to be granted any Award under the Plan, or to be treated uniformly with other Participants and Eligible Persons. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such Participant in connection with the terms of such Award. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

     (d) Withholding. The Company or any Subsidiary is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of Shares, amounts of withholding and other taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Board may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Awards. This authority shall include authority to withhold or receive Shares, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

     (e) No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as, (i) conferring, upon any Participant or any Eligible Person, any right to continue in the employ or service of the Company or any Subsidiary or (ii) interfering in any way with the right of the Company or any Subsidiary to (A) terminate any Participant's or Eligible Person's employment or service at any time or (B) increase or decrease the compensation of any Participant or Eligible Person from the rate in existence at the time of granting of an Award, except as may be expressly provided in any Award Agreement or other compensation arrangement.

     (f) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company; provided, however, that the Board may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Board otherwise determines.

     (g) No Limit on Other Compensatory Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary from adopting or continuing in effect other or additional compensation arrangements (which may include, without limitation, employment agreements with executives and arrangements which relate to Awards under the Plan), and such arrangements may be either generally applicable or applicable only in specific cases.

     (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     (i) Governing Law. The validity, interpretation, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be governed by the laws of the State of Delaware (without regard to provisions governing conflicts of laws) and applicable federal law.

     (j) Severability.

          (i) If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law the provision shall be deemed amended to conform to applicable laws or, if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan, it shall be deleted and the remainder of the Plan shall remain in full force and effect; provided, however, that, unless otherwise determined by the Board, the provision shall not be construed or deemed amended or deleted with respect to any Participant whose rights and obligations under the Plan are not subject to the law of such jurisdiction or the law deemed applicable by the Board.

          (ii) If any of the terms or provisions of the Plan conflict with the requirements of applicable law or applicable rules and regulations thereunder, including the requirements of Section 162(m) and/or Section 422A of the Code, then such terms or provisions shall be deemed inoperative to the extent necessary to avoid the conflict with applicable law, or applicable rules and regulations, without invalidating the remaining provisions hereof. With respect to ISOs, if the Plan does not contain any provision required to be included herein under Section 422A of the Code, such provisions shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein; provided, further, that to the extent any Option which is intended to qualify as an ISO cannot so qualify, such Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of the Plan.

     (k) Rule 16b-3 Compliance. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

     (l) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     (m) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. Such terms may include, but are not limited to, the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, if any, of a Change in Control of the Company.

     (n) Indemnification. Each person who is or shall have been a member of the Committee, if any, or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

     (o) Construction. For purposes of the Plan, the following rules of construction shall apply: (i) the word "or" is disjunctive but not necessarily exclusive; (ii) words in the singular include the plural; words in the plural include the singular; and words in the neuter gender include the masculine and feminine genders; and (iii) words in the masculine or feminine gender include the other and neuter genders.

12. EFFECTIVE DATE AND TERMINATION.

     (a) The Plan shall become effective as of June 23, 1999, the date the Plan was adopted and approved by the stockholders of the Company. Any Awards granted under the Plan prior to such approval of stockholders shall be effective when made (unless otherwise specified by the Board at the time of grant) but shall be conditioned upon and subject to such approval of the Plan by stockholders.

     (b) Awards may not be granted under the Plan after June 23, 2009. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after June 23, 2009.

                           [DRUG EMPORIUM, INC. LOGO]

                            VISIT OUR ON-LINE STORE
                          http://www.drugemporium.com

                               DRUG EMPORIUM, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 23, 1999

         The undersigned hereby appoints A. Joel Arnold and Jane H. Lagusch and each of them with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of Drug Emporium, Inc. (the "Company") and any adjournments thereof and to vote all shares of common stock the undersigned would be entitled to vote as indicated upon all matters referred to herein and in their discretion upon any other matters which may properly come before the meeting.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                               DRUG EMPORIUM, INC.

                                  JUNE 23, 1999

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

[X]      Please mark your votes as in this example.

The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3.

                       FOR ALL NOMINEES           WITHHOLD
                       LISTED AT RIGHT           AUTHORITY
                     (EXCEPT AS MARKED TO     FOR ALL NOMINEES
                     THE CONTRARY BELOW)      LISTED AT RIGHT
                     -------------------      ----------------
1.   ELECTION OF              [ ]                    [ ]           Nominees:    Robert W. McCurdy
     DIRECTORS                                                                Walter E. Sinterman
                                                                                 Wesley C. Wright

(Instruction: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.


2.   To approve the Company's 1999 Stock Incentive             FOR        AGAINST     ABSTAIN
     Plan                                                      ---        -------     -------
                                                               [ ]          [ ]         [ ]

3.   To approve and ratify the appointment of Ernst &          FOR        AGAINST     ABSTAIN
     Young LLP as independent auditors for the fiscal          ---        -------     -------
     year ending February 26, 2000.                            [ ]          [ ]         [ ]

4. To take any action and vote in their discretion upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

         The shares represented by this Proxy will be voted as directed. If no direction is indicated, the shares will be voted "FOR" proposals 1, 2 and 3.

PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY

Signed
      ------------------------------------

Signed
      ------------------------------------

Dated                               , 1999
      -----------------------------

Note: If the shares are issued in the names of two or more persons, each person should sign the Proxy. If the shares are issued in the name of a corporation or partnership, please sign in the corporate name, by the president or other authorized officer or in the partnership name, by an authorized person. Please sign exactly as your name appears and return this Proxy promptly in the accompanying postage-paid envelope. When signing as an Attorney, Executor, Administrator, Trustee, Guardian or in any other representative capacity, please give your full title as such.